Exhibit 10.30

        THIRD AMENDMENT, dated as of April 23, 1999 (this "Amendment"), to the Credit Agreement, dated as of October 9, 1997 (as amended by the First Amendment, dated as of Feberuary 12, 1999 and the Second Amendment, effective as of December 31, 1998 (entered into on April 15, 1999), and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CPI AEROSTRUCTURES, INC., a New York corporation ("Holdings"), KOLAR, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H :

        WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

        WHEREAS, Holdings and the Borrower have requested that the Lenders amend certain terms in the Credit Agreement and in the manner provided for herein; and

        WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments;

        NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

        2. Amendment of Subsection 6.2. Subsection 6.2 of the Credit Agreement is hereby amended by inserting at the end of such subsection the following:

                (h) Indebtedness incurred by Holdings under the line of credit from Arthur August, as evidenced by the Promissory Note, dated as of April 23, 1999, made by Holdings in favor of Arthur August in the principal amount of $130,000.

        3. Amendment to Subsection 6.10. Subsection 6.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                6.10 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than Holdings or the Borrower) (excluding the line of credit extended to



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        Holdings by Arthur August, as evidenced by the Promissory Note, dated as of April 23, 1999, made by Holdings in favor of Arthur August in the principal amount of $130,000) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of Holdings, the Borrower or such Subsidiary, as the case may be, and
        (c) upon fair and reasonable terms no less favorable to Holdings, the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

        4. Representations and Warranties. On and as of the date hereof, Holdings and the Borrower hereby jointly and severally confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis. To the extent that any of the representations and warranties set forth in Section 3 of the Credit Agreement expressly 4relate to a specific earlier date, Holdings and the Borrower jointly and severally hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

        5. Effectiveness. Upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by Holdings, the Borrower and all the Lenders, this Amendment shall be effective as of the date hereof.

        6. Continuing Effect; No Other Amendments, Waivers or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

        7. Expenses. Holdings and the Borrower agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when to executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

        9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date written next to the signature of each party.

                                CPI AEROSTRUCTURES, INC.

                                   /s/ Edward J. Fred
                                By____________________________
                                  Name:  Edward J. Fred
                                  Title: Vice President and Chief
                                         Financial Officer

                                KOLAR, INC.

                                   /s/ Edward J. Fred
                                By____________________________
                                  Name:  Edward J. Fred
                                  Title: Vice President

                                THE CHASE MANHATTAN BANK,
                                as Administrative Agent and as a Lender

                                      /s/ Emelia K. Treige
                                By____________________________
                                  Name:  Emelia K. Treige
                                  Title: Vice President

                                MELLON BANK, N.A.,
                                as a Lender

                                   /s/ Christine G. Dekajlo
                                By____________________________
                                  Name:  Christine G. Dekajlo
                                  Title: First Vice President

                                Mellon Financial Services Corporation,
                                Attorney-in-Fact for Mellon Bank, N.A.